UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Yum China Holdings, Inc.

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YUM CHINA HOLDINGS, INC. 7100 CORPORATE DRIVE PLANO, TX 75024 D74781-P70528 Your Vote Counts! YUM CHINA HOLDINGS, INC. 2022 Annual Meeting You invested in YUM CHINA HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 27, 2022, at 8:00 a.m., Beijing/Hong Kong Time / May 26, 2022, at 8:00 p.m., U.S. Eastern Time. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Pv For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 a.m. on May 26, 2022, Beijing/ Hong Kong time / 11:59 p.m. on May 25, 2022, U.S. Eastern time. *During The Meeting - Go to www.virtualshareholdermeeting.com/YUMC2022 You may attend the meeting via the Internet and vote during the meeting. VOTE BY MAIL You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Fred Hu For 1b. Joey Wat For 1c. Peter A. Bassi For 1d. Edouard Ettedgui For 1e. Cyril Han For 1f. Louis T. Hsieh For 1g. Ruby Lu For 1h. Zili Shao For 1i. William Wang For 1j. Min (Jenny) Zhang For 2. Ratification of the Appointment of KPMG Huazhen LLP as the Company’s Independent Auditor for 2022 For 3. Advisory Vote to Approve Executive Compensation For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D74782-P70528